EXHIBIT 99.1

PLATFORM SPECIALTY PRODUCTS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(derived from Platform Specialty Products Corporation's Form 10-K for the fiscal year ended December 31, 2015)

	Year Ended December 31,	Year Ended December 31,
(amounts in millions, except per share amounts)	2015	2014
Net sales	$2,542	$843
Cost of sales	1,550	447
Gross profit	992	397
Operating expenses:
Selling, technical, general and administrative	858	361
Research and development	63	26
Total operating expenses	920	387
Operating profit	72	10
Other (expense) income:
Interest, net	(214)	(38)
Loss on derivative contracts	(74)	—
Foreign exchange loss	(43)	(3)
Other income, net	30	—
Total other expense	(301)	(40)
Loss before income taxes, non-controlling interests and dividends on preferred shares	(229)	(31)
Income tax (expense) benefit	(75)	7
Net loss	(304)	(24)
Net income attributable to the non-controlling interests	(4)	(6)
Net loss attributable to stockholders	(309)	(30)
Accrued stock dividend on Founder's preferred shares	—	(233)
Net loss attributable to common stockholders	$(309)	$(263)
Loss per share
Basic	$(1.52)	$(1.94)
Diluted	$(1.52)	$(1.94)
Weighted average shares outstanding
Basic	203.2	135.3
Diluted	203.2	135.3

PLATFORM SPECIALTY PRODUCTS CORPORATION
CONSOLIDATED BALANCE SHEETS
(derived from Platform Specialty Products Corporation's Form 10-K for the fiscal year ended December 31, 2015)

	December 31,	December 31,
(amounts in millions, except share amounts)	2015	2014
Assets
Cash & cash equivalents	$432	$397
Restricted cash	—	600
Accounts receivable, net of allowance for doubtful accounts of $14.4 and $9.6 at December 31, 2015 and 2014, respectively	1,023	327
Inventories	518	206
Note receivable	125	—
Prepaid expenses	72	15
Other current assets	100	32
Total current assets	2,271	1,577
Property, plant & equipment, net	492	179
Goodwill	4,022	1,405
Intangible assets, net	3,314	1,342
Other assets	92	45
Total assets	$10,190	$4,547
Liabilities & Stockholders' Equity
Accounts payable	450	107
Accrued salaries, wages and employee benefits	78	31
Current installments of long-term debt and revolving credit facilities	55	13
Accrued income taxes payable	65	17
Accrued expenses and other current liabilities	414	73
Total current liabilities	1,062	241
Long-term debt	5,174	1,392
Long-term retirement benefits, less current portion	81	39
Long-term deferred income taxes	679	202
Long-term contingent consideration	71	64
Other long-term liabilities	205	57
Total liabilities	7,271	1,995
Commitments and contingencies (Note 16)
Redeemable preferred stock - Series B	646	—
Stockholders' Equity
Preferred stock - Series A	—	—
Common shares, 400,000,000 shares authorized, 229,464,157 and 182,066,980 shares issued and outstanding at December 31, 2015 and 2014, respectively. 10,050,290 shares declared for stock dividend at December 31, 2014	2	2
Additional paid-in capital	3,520	2,812
Accumulated deficit	(533)	(224)
Accumulated other comprehensive loss	(886)	(131)
Total stockholders' equity	2,104	2,460
Non-controlling interests	169	93
Total equity	2,273	2,553
Total liabilities, redeemable preferred shares and stockholders' equity	$10,190	$4,547

PLATFORM SPECIALTY PRODUCTS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(derived from Platform Specialty Products Corporation's Form 10-K for the fiscal year ended December 31, 2015)

	Year Ended December 31,	Year Ended December 31,
(amounts in millions)	2015	2014
Cash flows from operating activities:
Net loss	$(304)	$(24)
Adjustments to reconcile net loss from operations to net cash flows provided by operating activities:
Depreciation and amortization	251	88
Deferred income taxes	(46)	(43)
Manufacturer's profit in inventory adjustment	77	36
Loss on foreign exchange contracts	73	—
Non-cash fair value adjustment to contingent consideration	7	29
Restructuring charges	9	2
Provision for bad debt	9	1
Equity compensation expense	1	1
Other, net	(6)	3
Changes in assets & liabilities, net of acquisitions:
Accounts receivable	67	5
Inventory	(7)	11
Accounts payable	83	11
Accrued expenses	52	(16)
Other assets and liabilities	56	(6)
Net cash flows provided by operating activities	321	98
Cash flows from investing activities:
Capital expenditures	(48)	(19)
Investment in product registrations	(34)	—
Proceeds from sale of non-financial assets	26	1
Acquisition of business, net of cash acquired	(4,600)	(1,362)
Restricted cash	600	(600)
Note receivable	(125)	—
Settlement of foreign exchange contracts in connection with acquisition	(73)	—
Other, net	(1)	(3)
Net cash flows used in investing activities	$(4,257)	$(1,983)

PLATFORM SPECIALTY PRODUCTS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(derived from Platform Specialty Products Corporation's Form 10-K for the fiscal year ended December 31, 2015)

	Year Ended December 31,	Year Ended December 31,
(amounts in millions)	2015	2014
Cash flows from financing activities:
Proceeds from issuance of debt, net of discount and premium	$3,922	$679
Repayments of borrowings	(284)	(9)
Payments on revolving credit facilities	(12)	—
Proceeds from issuance of common stock, net	470	1,513
Payment of financing fees	(87)	(13)
Change in factored liabilities	(4)	—
Other, net	(3)	—
Net cash flows provided by financing activities	4,001	2,169
Effect of exchange rate changes on cash and cash equivalents	(31)	(10)
Net increase in cash and cash equivalents	35	274
Cash and cash equivalents at beginning of period	397	123
Cash and cash equivalents at end of period	$432	$397
Supplemental disclosure information:
Cash paid for interest	$148	$36
Cash paid for income taxes	$73	$28
Non-cash investing activities:
Unpaid capital expenditures included in accounts payable and accrued expenses	$5	$2

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECONCILIATION OF NON-GAAP MEASURES TO PRO FORMA ADJUSTED RESULTS
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(amounts in millions)	2015	2014	2015	2014
Pro forma adjusted net income	47	64	180	261
Adjustments to reconcile to pro forma adjusted EBITDA:
Income tax expense	33	30	88	83
Interest expense, net	89	86	348	345
Depreciation and amortization expense	15	43	127	158
Pro forma adjusted EBITDA	$184	$223	$742	$847

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECONCILIATION OF ADJUSTED EBITDA TO NET LOSS ATTRIBUTABLE TO STOCKHOLDERS

	Three Months Ended December 31,		Twelve Months Ended December 31,
(amounts in millions)	2015	2014	2015	2014
Adjusted EBITDA	$154	$66	$568	$212
Adjustments to reconcile to net loss attributable to stockholders:
Interest expense	(75)	(15)	(223)	(39)
Depreciation and amortization expense	(75)	(31)	(251)	(88)
Legal settlement	—	—	16	—
Acquisition put option settlement	—	—	3	—
Restructuring and related expenses	(37)	(2)	(55)	(3)
Manufacturer's profit in inventory adjustment	(19)	(24)	(77)	(36)
Non-cash fair value adjustment to contingent consideration	(1)	(3)	(7)	(29)
Acquisition transaction costs	(23)	(29)	(93)	(48)
Foreign exchange loss on foreign denominated external and internal debt	(20)	2	(46)	(1)
Fair value loss on foreign exchange forward contract	(26)	—	(74)	—
Other income (loss)	5	(1)	9	—
Loss before income taxes and non-controlling interest	(114)	(37)	(229)	(31)
Income tax (expense) benefit	(15)	3	(75)	7
Net income attributable to the non-controlling interests	—	—	(4)	(6)
Net loss attributable to stockholders	$(130)	$(34)	$(309)	$(30)

PLATFORM SPECIALTY PRODUCTS CORPORATION
RECONCILIATION OF NET LOSS ATTRITUTABLE TO COMMON STOCKHOLDERS TO PRO FORMA ADJUSTED NET INCOME (LOSS) ATTRITITABLE TO COMMON STOCKHOLDERS
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
(amounts in millions)	2015	2014	2015	2014

Net loss attributable to stockholders	$(130)	$(34)	$(309)	$(30)

Adjustments to net sales
Net sales for pre-acquisition periods	171	795	1,077	3,318

Adjustments to cost of sales
Cost of sales for pre-acquisition periods	100	490	642	2,037
Adjustment to reverse manufacturer's profit in inventory recorded in purchase accounting	(19)	(24)	(77)	(36)
Adjustment to reverse incremental depreciation expense from acquisitions	(4)	(2)	(15)	(6)
Adjustment to reverse restructuring expense	(3)	—	(6)	—
Total adjustments to pro forma adjusted cost of sales	75	465	545	1,995

Adjustments to selling, technical, general and administrative expense
Selling, technical, general and administrative expense for pre-acquisition periods	77	172	323	712
Adjustment to reverse contingent consideration fair value adjustment	(1)	(3)	(7)	(29)
Adjustment to reverse transaction costs associated with acquisitions	(23)	(29)	(93)	(48)
Adjustment to reverse incremental amortization expense from acquisitions	(60)	(7)	(145)	(26)
Adjustment to reverse restructuring expense	(70)	(26)	(101)	(33)
Total adjustments to pro forma adjusted selling, technical, general and administrative expense	(75)	108	(23)	576

Adjustments to research and development expense
Research and development expense for pre-acquisition periods	5	18	32	71

Adjustments to other (expense) income
Adjustment to reflect interest expense on debt levels for full quarter	(18)	(72)	(134)	(307)
Adjustment to reverse loss on derivative contract	26	—	74	—
Adjustment to reverse net foreign exchange loss on external and intercompany foreign-denominated debt	20	(2)	46	1
Adjustment to reverse legal settlement, acquisition put option expiration, and other	1	—	(12)	5
Total adjustments to pro forma other income (expense)	28	(74)	(26)	(302)

Adjustment to calculation of estimated effective tax rate	(18)	(33)	(13)	(90)
	42.1%	31.6%	32.7%	24.1%

Adjustment to reverse income attributable to non-controlling interests resulting from the Arysta and MacDermid acquisition	—	—	4	6

Pro forma adjusted net income attritutable to stockholders	$47	$64	$180	$261

PLATFORM SPECIALTY PRODUCTS CORPORATION
NON-GAAP PRO FORMA BASIC AND DILUTED EARNINGS PER SHARE
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Pro forma adjusted net income attritutable to stockholders	$47	$64	$180	$261
Earnings per share
Basic	$0.20	$0.28	$0.78	$1.14
Diluted	$0.18	$0.24	$0.69	$0.99
Weighted average shares outstanding (in millions)
Basic	229.5	229.5	229.5	229.5
Diluted	262.6	262.6	262.6	262.6

PLATFORM SPECIALTY PRODUCTS CORPORATION
CALCULATION OF NON-GAAP ADJUSTED DILUTED SHARES AT DECEMBER 31, 2015
(Unaudited)

Outstanding shares at December 31, 2015 (thousands)	229,464
Number of shares issuable upon conversion of Series B Convertible Preferred Stock	22,108
Number of shares issuable upon conversion of PDH Common Stock	8,062
Number of shares issuable upon conversion of Series A Preferred Stock	2,000
Vested stock options	175
Equity awards granted	831
Adjusted diluted shares at December 31, 2015	262,640

PLATFORM SPECIALTY PRODUCTS CORPORATION
ADDITIONAL FINANCIAL INFORMATION
(Unaudited)

I.	Unaudited Financial Performance
	Three Months Ended December 31,		Twelve Months Ended December 31,
(amounts in millions)	2015	2014	2015	2014
Revenue
Performance Solutions	$259	$186	$801	$755
Agricultural Solutions	476	88	1,742	88
Total	$735	$274	$2,542	$843

Adjusted EBITDA
Performance Solutions	$67	$50	$224	$196
Agricultural Solutions	87	16	343	16
Total	$154	$66	$568	$212

Adjusted EBITDA Margin
Performance Solutions	26%	27%	28%	26%
Agricultural Solutions	18%	18%	20%	18%
Total	21%	24%	22%	25%

II.	Unaudited Pro Forma Financial Performance
	Three Months Ended December 31,		Twelve Months Ended December 31,
(amounts in millions)	2015	2014	2015	2014
Revenue
Performance Solutions	$430	$489	$1,791	$1,990
Agricultural Solutions	476	579	1,829	2,171
Total	$906	$1,069	$3,620	$4,161

Adjusted EBITDA
Performance Solutions	$97	$110	$395	$412
Agricultural Solutions	87	113	346	435
Total	$184	$223	$742	$847

Adjusted EBITDA Margin
Performance Solutions	23%	22%	22%	21%
Agricultural Solutions	18%	20%	19%	20%
Total	20%	21%	20%	20%

III.	Unaudited Pro Forma Constant Currency Financial Performance
	Three Months Ended December 31,		Twelve Months Ended December 31,
(amounts in millions)	2015	2014	2015	2014
Revenue
Performance Solutions	$430	$462	$1,791	$1,860
Agricultural Solutions	476	488	1,858	1,837
Total	$906	$950	$3,649	$3,697

Adjusted EBITDA
Performance Solutions	$96	$105	$395	$387
Agricultural Solutions	87	96	353	365
Total	$183	$201	$748	$752

Adjusted EBITDA Margin
Performance Solutions	22%	23%	22%	21%
Agricultural Solutions	18%	20%	19%	20%
Total	20%	21%	20%	20%

IV.	Unaudited Pro Forma Quarterly Financial Performance
	2015				2014
(amounts in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Revenue
Performance Solutions	$455	$457	$448	$430	$480	$503	$517	$489
Agricultural Solutions	442	494	418	476	486	596	510	579
Total	$897	$951	$866	$906	$966	$1,099	$1,027	$1,069

Adjusted EBITDA
Performance Solutions	$92	$99	$107	$97	$93	$100	$110	$110
Agricultural Solutions	85	114	61	87	98	138	86	113
Total	$177	$213	$168	$184	$191	$238	$195	$223

V.	Year-end 2015 Unaudited Capital Structure
(amounts in millions)	Maturity	Coupon	12/31/2015
Instrument
Corporate Revolver ($500M)	6/7/2019		$—
Term Loan - USD (1)	6/7/2020	L + 450	2,698
Term Loan - EUR (1)	6/7/2020	L + 450	634
Other Debt			35
Total First Lien Debt			$3,367
10.375% Senior Notes due 2021	5/1/2021	10.375%	500
6.5% Senior Notes due 2022	2/1/2022	6.5%	1,100
6.0% Senior Notes due 2023 (Euro)	2/1/2023	6.0%	380
Total Unsecured Debt			$1,980
Total Debt			$5,347
Cash Balance as of 12/31/15			$432
Net Debt			$4,915
Series B Make-Whole (2)			445
Shares Outstanding (3)			263
Market Capitalization (4)			$1,841
Total Capitalization			$7,201

(1) Platform has swapped certain amounts of its floating term loans to fixed rate including $1.2bn of its USD tranches and 340m Euro of its Euro tranches. At 12/31/15, approximately 37% of debt was floating and 63% was fixed.

(2) Includes only the make-whole “cash” component of the Series B Preferred Stock. Make-whole calculation: ($27.14 – Current PAH Price of $7.00) X 22.1 million shares.
(3) 263 million shares outstanding at year end on a pro forma fully diluted basis, including 22.1 million shares related to the Series B Preferred Stock.
(4) Based on 2/26/2016 PAH closing price of $7.00

VI.	Selected Financial Data
(amounts in millions)	2015	2014
Loss Before Income Taxes, Non-Controlling Interests and Dividends on Preferred Shares	$(229)	$(31)
Shares Outstanding
Weighted Average	203	135
Fully Diluted	203	135
Fully Diluted Pro Forma Adjusted	263	263
Book Interest Expense	$223	$39
Cash Interest Expense	$148	$36
Book Tax Expense (Benefit)	$75	$(7)
Cash Taxes	$73	$28
Total Capex & Investments in Product Registrations	$82	$19

VII. Notes and Definitions of Non-GAAP Measures
Non-GAAP Measures
This earnings release contains non-GAAP financial measures that may not be directly comparable to other similarly titled measures used by other companies, including adjusted sales, adjusted EBITDA, and adjusted diluted earnings per share. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statements of cash flows of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the Company has provided reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures. These non-GAAP measures are provided because management of the Company uses these financial measures in monitoring and evaluating the Company’s ongoing financial results and trends. Management uses this non-GAAP information as an indicator of business performance, and evaluates overall management with respect to such indicators. In particular, these adjusted amounts aim to provide investors insight into the cash generated from operations after taking into consideration reinvestment in the businesses for free cash flow, recurring free cash flow, and adjusted EBITDA. The adjustments to the Company's reported numbers are detailed in the financial tables included in this release. These non-GAAP measures should be considered in addition to, but not as a substitute for, measures of financial performance prepared in accordance with GAAP.
Adjusted EBITDA
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, as further adjusted for additional items included in earnings that are not representative or indicative of our ongoing business. These further adjustments include acquisition related expenses (e.g., the cost of raising debt or equity capital) and restructuring related expenses (e.g., losses on inventory and accounts receivable related to exiting a territory, severance of redundant employees, and acquisition integration costs), foreign exchange losses (gains) on intercompany and third party debt, and other adjustments for non-operating and infrequent items (e.g., gain on the favorable settlement of litigation, changes in the fair value of contingent consideration).
Constant Currency
We evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we also evaluate our performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results.
For the constant exchange rate calculation for Q4 results, we assumed Q4 2015 average exchange rates for both Q4 2014 and Q4 2015. For full year results, we assumed 2015 average exchange rates for both full year results of 2014 and 2015. The net impact of the adjustment is to remove the impact of FX translation exposure from the Company's financial results.
Pro Forma
Pro Forma adjusted income data includes actual results adjusted to reflect acquisitions and related financings as though they occurred on January 1, 2014 adjusted for the effects of purchase accounting on actual results. Additionally, other adjustments for acquisition and restructuring related costs and non-core operating activities are reflected (e.g., losses on foreign exchange contracts that economically hedged the purchase of Alent, foreign exchange gains and losses on intercompany and third party long-term debt, and legal and other settlements) that are not considered indicative of on-going operations. Further, tax provisions are adjusted to normalized rates. Pro Forma Adjusted EBITDA represents Pro Forma adjusted income adjusted for the items defined in Adjusted EBITDA that were not previously adjusted for (e.g., depreciation and amortization, interest expense, and tax provision).
The Company believes that this pro forma format provides a more complete understanding of its operational results and a meaningful comparison of its performance between periods. However, this pro forma financial information is provided for informational purposes only and is not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the Company’s acquisitions been completed as of the dates indicated, or that may be achieved in the future.

Adjusted Earnings per share
Adjusted Earnings per Share is defined as Pro Forma adjusted net income divided by the number of shares of outstanding common stock as of December 31, 2015 for basic and by the same number plus the number of shares that would be issued if convertible stock were converted to common stock, vested stock options were exercised, and all awarded equity granted were vested as of December 31, 2015 for diluted.
Risk Factors
Certain risks and other factors that could cause the Company's business results to vary are described in the Company's periodic and other reports filed with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2015, as well as any subsequent reports on Forms 10-K, 10- Q and 8-K, which are or will be available at www.platformspecialtyproducts.com.